MERGER WITH VAPORIN, INC	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Business Combinations [Abstract]
Merger with Vaporin, Inc
Note 3.   MERGER WITH VAPORIN, INC
On December 17, 2014, the Company entered into the Merger Agreement with Vaporin pursuant to which Vaporin was to merge with and into the Company with Vapor being the surviving and controlling entity (as a result of the current stockholders of the Company maintaining more than 50% ownership in the Company’s outstanding shares of common stock and the current Vapor directors comprising the majority of the board). The Merger closed on March 4, 2015 and the purchase price consideration paid by the Company consisted of the following:
1.
100% of the issued and outstanding shares of Vaporin common stock (including shares of common stock issued upon conversion of Vaporin preferred stock immediately prior to the consummation of the merger in accordance with the Merger Agreement) were converted into, and became 2,718,307 shares of the Company’s common stock such that the former Vaporin stockholders collectively hold approximately 45% of the issued and outstanding shares of the Company’s common stock following consummation of the Merger. The aggregate value of these shares issued was $14,949,328, or approximately $5.50 per share, and was based on the closing price of the Company’s common stock on March 4, 2015.

2.
100% of the issued shares of Vaporin restricted stock units were converted into the right to receive 378,047 shares of the Company’s common stock. The restricted stock units became fully-vested in connection with the Merger and as a result, were included as a part of the Company’s purchase price as no further services from the holders were required to be provided to the Company. The aggregate value of these shares issued was $2,079,071, or approximately $5.50 per share, and was based on the closing price of the Company’s common stock on March 4, 2015. Based on the terms of the Merger Agreement, the Company has agreed to issue these in twelve equal monthly instalments, with the first delivery date being the date of the closing of the Merger, however, all shares of common stock to be delivered by March 15, 2016 to the extent they were not previously delivered. Of the total number of shares to be issued, the Company has issued 292,191 through September 30, 2015.

The Merger Agreement contained customary conditions that were satisfied prior to the closing of the Merger, including the requirement for the Company to receive gross proceeds from a $3.5 million equity offering (See Note 5).
The fair value of the purchase consideration issued to the sellers of Vaporin was allocated to fair value of the net tangible assets acquired, with the resulting excess allocated to separately identifiable intangibles, and the remainder recorded as goodwill. Goodwill recognized from the transactions mainly represented the expected operational synergies upon acquisition of the combined entity and intangibles not qualifying for separate recognition. Goodwill is not expected to be deductible for income tax purposes in the tax jurisdiction of the acquired business. The purchase price allocation was based, in part, on management’s knowledge of Vaporin’s business and the results of a third party appraisal commissioned by management. The fair value was based on a valuation.
Purchase Consideration
Value of consideration paid:	$17,735,084
Tangible assets acquired and liabilities assumed at fair value
Cash	$136,468
Due from merchant credit card processor	201,141
Accounts receivable	81,256
Inventories	981,558
Property and Equipment	206,668
Other Assets	28,021
Notes payable, net of debt discount of $54,623	(512,377)
Notes payable – related party	(1,000,000)
Accounts Payable and accrued expenses	(779,782)
Derivative Liabilities	(49,638)
Excess of liabilities over assets assumed	$(706,685)
Consideration:
Value of common stock issued	17,028,399
Excess of liabilities over assets assumed	706,685
Total purchase price	$17,735,084
Identifiable intangible assets
Trade names and technology	1,500,000
Customer relationships	488,274
Assembled workforce	92,326
Total Identifiable Intangible Assets	2,080,600
Goodwill	15,654,484
Total allocation to identifiable intangible assets and goodwill	$17,735,084

In addition, in connection with the Merger, an aggregate $354,029 of a note and interest payable by the Company to Vaporin was forgiven.
In connection with the Merger Agreement, the Company also issued 49,594 warrants to purchase the Company’s common stock to certain warrant holders of Vaporin as replacement for warrants issued in connection with previous Vaporin note payable issuances. In addition, the Company also issued 3,947 options to purchase common stock to certain holders of Vaporin as replacement for options issued for services. The Company determined that based on the remaining term of the warrants and options as well as the nature of the remaining services to be provided by the holders that the value of the warrants and options at the date of the Merger was not material.
The Company was unable to report the financial results of Vaporin for the period from the date the Merger closed on March 4, 2015 through September 30, 2015. The accounting and reporting operations of Vaporin were fully integrated into the Company at Merger and it is impracticable to separate. The following presents the unaudited pro-forma combined results of operations of the Company with Vaporin as if the acquisition occurred on January 1, 2014.
	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2015	2014	2015	2014
Wholesale and online revenues	$1,894,822	$3,232,557	$5,329,239	$14,708,586
Retail revenues	$984,323	$278,574	$3,146,093	$278,574
Net loss	$(4,443,264)	$(6,194,501)	$(12,566,981)	$(11,276,342)
Net loss per share	$(0.55)	$(1.39)	$(1.95)	$(2.90)
Weighted Average number of shares outstanding	8,050,317	4,451,475	6,457,981	3,882,224
The unaudited pro-forma results of operations are presented for information purposes only. The unaudited pro-forma results of operations are not intended to present actual results that would have been attained had the acquisition been completed as of January 1, 2014 or to project potential operating results as of any future date or for any future periods.
In connection with the acquisition of Vaporin, the Company acquired net deferred tax assets consisting of net operating loss carryforwards offset by the difference between the book and tax basis of intangible assets acquired. At the acquisition date, this net deferred tax asset has been completely offset by a valuation allowance.
The Company’s net operating loss carryovers may be subject to limitation under Internal Revenue Code section 382 should there be a greater than 50% ownership change as determined under the regulations. The Company has not performed a detailed analysis to determine whether an ownership change under Section 382 of the Internal Revenue Code has occurred. The effect of an ownership change would be the imposition of an annual limitation on the use of net operating loss carryforwards (“NOLs”) attributable to periods before the changes. Any limitations may result in expiration of a portion of the NOL’s before utilization.
The Joint Venture
On December 17, 2014, the Company and Vaporin agreed to enter into the Joint Venture through Emagine, a Delaware limited liability company of which the Company and Vaporin are 50% members. The Operating Agreement provides that Vaporin will serve as the initial manager of Emagine and will manage the day-to-day operations of Emagine, subject to certain customary limitations on managerial actions that require the unanimous consent of the Company and Vaporin, including but not limited to making or guaranteeing loans, distributing cash or other property to the members of Emagine, entering into affiliate transactions, amending or modifying limited liability company organizational documents, and redeeming or repurchasing membership interests from any of the members. The results of operations of Emagine from January 1, 2015 through the date of the Merger were not material.
In connection with the completion of the Merger on March 4, 2015, Emagine became a wholly-owned subsidiary of the Company.

Note 4.   MERGER WITH VAPORIN, INC.
Merger with Vaporin, Inc.
On December 17, 2014, the Company entered into the Merger Agreement with Vaporin pursuant to which Vaporin was to merge with and into the Company with Vapor being the surviving entity. The Merger closed on March 4, 2015 whereby 100% of the issued and outstanding shares of Vaporin common stock (including shares of common stock issued upon conversion of Vaporin preferred stock immediately prior to the consummation of the merger in accordance with the Merger Agreement) were converted into, and became 2,718,307 shares of the Company’s common stock such that the former Vaporin stockholders collectively hold approximately 45% of the issued and outstanding shares of the Company’s common stock following consummation of the Merger. The options and warrants to acquire Vaporin common stock that were issued and outstanding as of the effective time of the Merger, as well as 182,000 restricted stock units which were exchangeable for Vaporin common stock, were assumed by the Company in the merger and the number of shares issued under such securities were adjusted to give effect to the Per Share Merger Consideration (as defined in the Merger Agreement).
Pursuant to the terms of the Merger Agreement, the Company completed actions to cause its board of directors immediately following the consummation of the merger to be comprised of  (x) three directors chosen by the Company’s Board of Directors (at least two of whom shall be independent for purposes of the Nasdaq listing rules) and (y) two directors chosen by the Vaporin Board or Directors (at least one of whom shall be independent for purposes of the Nasdaq listing rules), each to serve for a term expiring on the earlier of his or her death, resignation, removal or the Company’s next annual meeting of stockholders and, despite the expiration of his or her term, until his or her successor has been elected and qualified or there is a decrease in the size of the Company’s Board of Directors. If at any time prior to the effective time of the merger, any such board designee becomes unable or unwilling to serve as a director of the Company following consummation of the merger, then the party that designated such individual shall designate another individual to serve in such individual’s place.
The Merger Agreement contained customary representations and warranties of the Company and Vaporin relating to their respective businesses. The Company and Vaporin have agreed to use commercially reasonable efforts to preserve intact its business organization and that of its significant subsidiaries, as well as maintain its rights, franchises and existing relations with customers, suppliers and employees. The Merger Agreement also contains covenants by each party to furnish current information to the other party.
The Company has also agreed that, for a period of six years following the closing date of the merger, it will indemnify, defend and hold harmless each officer and director of Vaporin and its subsidiaries against losses arising from such person’s status as an officer or director of Vaporin or any of its subsidiaries prior to the effective time of the merger. The Company has also agreed to cover such directors and officers with its existing directors’ and officers’ insurance policy or obtain a six-year “tail” policy, in each case with coverages not less advantageous as Vaporin’s existing policy, provided, however, that the Company will not be required to pay more than 200% of Vaporin’s current premium for such insurance.
The Merger Agreement contained customary conditions that were satisfied prior to the closing of the merger, including the requirement for the Company to receive gross proceeds from a $3.5 million equity offering disclosed in Note 13. Additionally, the Company must have received commitments from certain third parties for financing of up to $25 million to be used for the construction of retail stores and which is contingent on the achievement of certain performance metrics by the Company.
The fair value of the purchase consideration issued to the sellers of Vaporin was allocated to fair value of the net tangible assets acquired, with the resulting excess allocated to separately identifiable intangibles, and the remainder recorded as goodwill. Goodwill recognized from the transactions mainly represented the expected operational synergies upon acquisition of the combined entity and intangibles not qualifying for separate recognition. Goodwill is not expected to be deductible for income tax purposes in the tax jurisdiction of the acquired business.
The Company has not completed its evaluation of the purchase price allocation as it is currently conducting a thorough analysis to identify the intangible assets acquired, including whether or not any goodwill is to be recorded, in the Merger and determine the proper allocation of the fair value of such assets with the assistance of a third-party appraiser.
The following table presents the unaudited pro-forma financial results, as if the acquisition of Vaporin had been completed as of January 1, 2013 and 2014:
	For the Years Ended December 31,
	2014	2013
Revenues	$20,253,052	$28,259,309
Net (loss) income	$(19,595,702)	$415,316
Loss per share – basic and diluted	$(2.95)	$0.05
The unaudited pro-forma results of operations are presented for information purposes only. The unaudited pro-forma results of operations are not intended to present actual results that would have been attained had the acquisition been completed as of January 1, 2013 or to project potential operating results as of any future date or for any future periods.
The Joint Venture
On December 17, 2014, the Company and Vaporin agreed to enter into the Joint Venture through Emagine, a Delaware limited liability company of which the Company and Vaporin are 50% members. The Operating Agreement provides that Vaporin will serve as the initial manager of Emagine and will manage the day-to-day operations of Emagine, subject to certain customary limitations on managerial actions that require the unanimous consent of the Company and Vaporin, including but not limited to making or guaranteeing loans, distributing cash or other property to the members of Emagine, entering into affiliate transactions, amending or modifying limited liability company organizational documents, and redeeming or repurchasing membership interests from any of the members.
The purpose of the Joint Venture was to obtain and build-out retail stores for the sale of the Company and Vaporin’s products under the “Emagine Vapor” name or “The Vape Store, Inc.” name or other brands of the respective parties. The parties originally planned to finance the retail stores through third party loan financing secured by a blanket lien on the assets of Emagine. In connection with the Joint Venture, Emagine entered into a Secured Line of Credit Agreement, pursuant to which certain third parties have agreed to provide debt financing of up to $3 million to Emagine to finance the Joint Venture. The Company has accounted for the joint venture under the equity method of accounting for investments. For the year ended December 31, 2014, the operations of the joint-venture were immaterial.
In connection with the completion of the Merger on March 4, 2015, Emagine became a wholly-owned subsidiary of the Company.